UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2006

                                 BLACKROCK, INC.
               (Exact name of registrant as specified in Charter)

      DELAWARE                     001-15305                    51-0380803
     (State or other              (Commission                  (IRS Employer
     jurisdiction of              File Number)               Identification No.)
     incorporation)

40 East 52nd Street, New York, New York                10022
(Address of principal executive officers)          (Zip Code)

       Registrant's telephone number, including area code: (212) 810-5300

            (Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 9.01.        Financial Statements and Exhibits.


Exhibit
Number             Description
-------            -----------

Exhibit 10.1 Form of Restricted Stock Unit Agreement expected to be used in connection with future grants of Restricted Stock Units under the BlackRock, Inc. 1999 Stock Award and Incentive Plan



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BlackRock, Inc.
                                            (Registrant)

Date: January 10, 2006
                                            By: /s/ Robert P. Connolly
                                            ------------------------------------
                                            Robert P. Connolly
                                            Managing Director, General Counsel
                                            and Secretary



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                                 EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------

Exhibit 10.1 Form of Restricted Stock Unit Agreement expected to be used in connection with future grants of Restricted Stock Units under the BlackRock, Inc. 1999 Stock Award and Incentive Plan



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